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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A

                                AMENDMENT NO. 1


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 14, 1998


                    MICROFLUIDICS INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                    000-11625                    042793022
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



     30 Ossipee Road, Newton, Massachusetts                      02464-9101
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:        (617) 969-5452
                                                    ----------------------------
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       Microfluidics International Corporation hereby amends its Current Report on Form 8-K dated August 14, 1998 ("Current Report") by amending Item 2 to change the interest rate of the Revolving Loan Agreement appearing in paragraph 4 thereof from 7.125% to 7.625% per annum. All of the other information reported in the Current Report remains as originally reported on that date and all of the exhibits listed below were previously filed with the Current Report and are not being changed by this amendment. As amended, Item 2 is set forth below in its entirety.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       On August 14, 1998 (the "Closing Date"), Microfluidics International Corporation ("MFIC"), a Delaware corporation, purchased substantially all of the assets (the "Transferred Assets") of Epworth Manufacturing Company of South Haven, Michigan ("Epworth") and Morehouse-COWLES, Inc. of Fullerton, California ("Morehouse", and together with Epworth, the "Sellers") pursuant to an Asset Purchase Agreement (the "Agreement") dated as of June 19, 1998 by and among MFIC, Epworth and Morehouse. Messrs. J.B. Jennings and Bret A. Lewis are the sole stockholders of both Epworth and Morehouse (the "Principals"). Epworth and Morehouse each manufactures and distributes a product line of crushing/grinding, mixing, dissolving and dispersion systems for solid or solids materials
processing which are marketed together under the EMCO U.S.A. trade name.   MFIC
intends to continue the operations of Epworth and Morehouse each as a separate division of MFIC and to continue the use of the Transferred Assets to manufacture and distribute crushing/grinding, mixing, dissolving and dispersion systems. The Transferred Assets included cash and cash equivalents, accounts and notes receivables, inventories, machinery and equipment, intellectual property rights, furniture and fixtures and leasehold interests and improvements.

       In accordance with the Agreement, MFIC paid or delivered to the Sellers the following as consideration for the purchase price of the Transferred Assets (the "Purchase Price"): (i) $5,508,480 in cash of which $3,610,971.07 was applied to the payment of certain liabilities as set forth in the Agreement,
(ii) two subordinated promissory notes in the aggregate principal amount of $800,000 (the "Promissory Notes"), and (iii) 900,000 shares of MFIC's restricted common stock, $.01 par value per share, subject to the restrictions set forth in a Stockholders Agreement among MFIC and the Principals dated August 14, 1998 (the "Stockholders Agreement"). In addition, MFIC assumed approximately $1,999,025 in accounts payable and accrued liabilities set forth on the Sellers' balance sheets as of December 31, 1997 (the "Assumed Liabilities"), certain of which were also paid on the Closing Date. The consideration paid by MFIC for the Transferred Assets was determined through arms-length negotiations between MFIC and the Sellers.

       The Agreement provides that the Purchase Price may be subject to a post-closing reduction based upon the comparison of (a) the net book value of the Transferred Assets less the Assumed Liabilities as of September 30, 1998 as reflected on the unaudited balance sheet of MFIC to (b) the net book value of the Transferred Assets less the Assumed Liabilities as of June 30, 1998 as reflected on the audited balance sheets of the Sellers.

       MFIC paid $1,897,509 from its working capital and borrowed $4,096,050.44 from Comerica Bank, its primary lender, in order to finance the purchase and payoff certain of the Assumed Liabilities. The revolving loan, security and ancillary agreements with Comerica Bank (the "Revolving Loan Agreement") provides up to $5,000,000 in loans with monthly interest payments and the outstanding principal amount due on September 1, 2001. The line of credit

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expires on September 1, 2001.   The current outstanding principal balance under
the Revolving Loan Agreement is $4,096,050.44 and bears interest at a rate of 7.625% per annum

       Effective on the Closing Date, MFIC expanded its Board of Directors from four to six members and appointed the Principals to fill the resulting vacancies. Subject to the terms and conditions set forth in the Agreement, MFIC agreed to use reasonable efforts to cause the nomination of the Principals as directors of MFIC at the 1999 annual meeting of its shareholders. Thereafter, subject to the terms and conditions set forth in the Agreement, MFIC agreed to use its reasonable efforts to continue to support the nomination of the Principals as directors of MFIC at subsequent annual meetings of its shareholders.

        Mr. Jennings will be the president of the MFIC's newly created Morehouse-COWLES Division and Mr. Lewis will be the president of MFIC's newly created Epworth Mill Division.

       The description contained herein of the transaction is qualified in its entirety by reference to the Agreement (Exhibit 2), Stockholders Agreement (Exhibit 4), Promissory Notes (Exhibit 99.1 and Exhibit 99.2) and press release (Exhibit 99.3), copies of which are attached hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) Financial statements of business acquired.
           -----------------------------------------

            Audited financial statements of each of Epworth and Morehouse, and the notes thereto, required by this item will be filed by amendment to this Form 8-K not later than October 28, 1998.

       (b) Pro forma financial information.
           -------------------------------

            The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than October 28, 1998.

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       (c)  Exhibits.
            --------

       The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-K:

            Exhibit
            -------
            Number  Description
            ------  -----------

            *2 Asset Purchase Agreement dated as of June 19, 1998, by and among MFIC, Epworth and Morehouse (Filed as Exhibit 2.1 to Schedule 13D of Bret A. Lewis, File No. 005-35850, and incorporated herein by reference).

            *4 Stockholders Agreement dated August 14, 1998, by and among MFIC and the Principals (Filed as Exhibit 2.2 to Schedule 13D of Bret A. Lewis, File No. 005-35850, and incorporated herein by reference).

            *99.1 $500,000 Subordinated Promissory Note issued by MFIC to Epworth.

            *99.2 $300,000 Subordinated Promissory Note issued by MFIC to Epworth.

            *99.3   Press Release issued by MFIC on August 20, 1998.

_________________________
* Previously filed with Form 8-K.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MICROFLUIDICS INTERNATIONAL CORPORATION



Date:  September 11, 1998         By:  /s/ Irwin J. Gruverman
                                       -----------------------
                                       Irwin J. Gruverman
                                       Chief Executive Officer

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                                 EXHIBIT INDEX


            Exhibit
            -------
            Number  Description
            ------  -----------

            *2 Asset Purchase Agreement dated as of June 19, 1998, by and among MFIC, Epworth and Morehouse (Filed as Exhibit 2.1 to Schedule 13D of Bret A. Lewis, File No. 005-35850, and incorporated herein by reference).

            *4 Stockholders Agreement dated August 14, 1998, by and among MFIC and the Principals (Filed as Exhibit 2.2 to Schedule 13D of Bret A. Lewis, File No. 005-35850, and incorporated herein by reference).

            *99.1 $500,000 Subordinated Promissory Note issued by MFIC to Epworth.

            *99.2 $300,000 Subordinated Promissory Note issued by MFIC to Epworth.

            *99.3   Press Release issued by MFIC on August 20, 1998.

_________________________
* Previously filed with Form 8-K.